Exhibit 10.2

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

SUBSCRIPTION AGREEMENT

TO:	Allstar Restaurants Office of the President 10 Cedar Meadow Drive Regina, Saskatchewan, S4X 3J6 Canada	Registered Corporate Office: 3155 East Patrick lane, Suite 1 Las Vegas, Nevada 89120-3481 USA

RE:  PURCHASE OF SHARES OF COMMON STOCK

1.                 Subscription

1.1               The Subscriber hereby irrevocably subscribes for and agrees to purchase (such subscription and agreement to purchase being the “Subscription”) from Allstar Restaurants (the “Company”), subject to the terms and conditions set forth herein __________________ shares (the “Shares“) at the price per Share of USD $0.005 the total purchase price of $_______________________ (the “Subscription Proceeds”).  Subject to the terms hereof, this subscription will be effective upon its acceptance by the Company.

2.                 Interpretation

2.1               In this Agreement, unless the context or subject matter otherwise requires:

(a)	“Agreement” means the agreement between the Company and the undersigned hereby constituted;

(b)	“Saskatchewan Act” means the Securities Act (Saskatchewan)

(c)	“Subscriber” means the undersigned subscriber for Shares whose name and address are set forth on page 11 hereof;

(d)	“U.S. Person” shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of the Agreement includes any person in the United States.

2.2               In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender shall include all genders and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organisations, governmental bodies and other legal or business entities of any kind whatsoever.

2.3               Any reference to currency is to the currency of the United States of America unless otherwise indicated.

2.4               In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a business day.  For the purposes of this Agreement, “business day” means a day which is not Saturday or Sunday or a statutory holiday in the jurisdiction where the subscription agreement is executed.

3.                 Payment and Use of Subscription Proceeds

3.1               The Subscription Proceeds must accompany this Subscription and shall be paid in United Sates Dollars by certified cheque, money order, or bank draft drawn on a Canadian or U.S. chartered bank made payable to the Company and delivered to the Company or its lawyers or may be wired directly to either one of them, or in such other manner as may be specified by the Company.  If the Subscription Proceeds are delivered to the Company’s lawyers, the Subscriber authorizes the Company’s lawyers to deliver the Subscription Proceeds to the Company on the Closing Date (as defined herein).

3.2               Where the Subscription Proceeds is paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the Shares have been issued to the Subscriber at which time the Subscription Proceeds will be deemed to have been paid in full consideration for the Shares.

3.3               In the event that this Agreement is not accepted by the Company within 30 days of the delivery of an executed Agreement by the Subscriber, this Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber set forth on the signature page 11 of this Agreement.

3.4               Subject to applicable Legislation, this Subscription is and shall be irrevocable except that the Subscriber shall have no obligations hereunder in the event this Subscription is not accepted for any reason.

4.                 Direction and Required Documentation

4.1               The Subscriber must complete, sign and return two (2) executed copies of this Agreement to the Company together with a direction to the Company with respect to registration and delivery instructions in the form attached as Schedule “1”.

4.2               The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

5.                  Closing

5.1               The closing (the “Closing”) of the offering of the Shares will take place on October 15th, 2005 (the “Closing Date”), or such other date as may be determined by the Company.

6.                 Covenants, Representations and Warranties of Subscriber

6.1               The Subscriber hereby covenants, represents and warrants to and with the Company (which covenants, representations and warranties are true and correct as at the date hereof and shall survive the acceptance, if any, by the Company, of this Subscription in whole or in part) that:

(a)	the Subscriber is not a U.S. Person;

(b)	the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(c)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Agreement and the sale of the Shares to the Subscriber as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(d)	the Subscriber, if an individual, has attained the age of majority;

(e)	the Subscriber, if a corporation, partnership, unincorporated association or other entity, is legally competent to execute this Agreement, to take all actions required pursuant hereto, and the execution and delivery of this subscription by the Subscriber has been duly and validly authorized;

(f)	the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(g)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(h)	the Subscriber is purchasing the Shares as a principal (and not as an agent) for investment purposes only with no intention or view to reselling or distributing any portion or beneficial interest in the Shares and the Subscriber will be the beneficial owner of any Shares to be issued to the Subscriber if, as and when this Subscription is accepted by the Company in whole or in part;

(i)	the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(j)	the Subscriber is familiar with the aims and objectives of the Company and the proposed use of the proceeds received by the Company from the sale of the Shares and is aware of the risk and other characteristics of his investment in the Shares including the risk that no market for the Shares may ever exist;

(k)	the Subscriber is outside the United States when receiving and executing this Agreement;

(l)	the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber’s decision to invest in the Shares and the Company;

(m)	it has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company;

(n)	the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

(o)	it understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(p)	the Subscriber is acquiring the Shares pursuant to an exemption from the registration and prospectus requirements of the securities legislation in all jurisdictions relevant to this Subscription. As a consequence, the Subscriber acknowledges that the Subscriber will not be entitled to use most of the civil remedies available under the applicable securities regulations and the Subscriber will not receive information that would otherwise be required to be provided to him or her pursuant to the applicable securities regulations. The Subscriber understands that the exemption from the registration and prospectus requirements of the Saskatchewan Act is premised on the fact that the Subscriber has a close personal relationship with one or more of the directors and/or senior officers of the Company and, on this basis the Subscriber does not require the protection of the applicable securities regulations. In this regard, the Subscriber represents to the Company that the Subscriber is, or is a private company wholly-owned and controlled by one or more persons all of whom are (check one or more of the following boxes) a:

-          a close personal friend               [  ]
-          a close relative                           [  ]
-          a close business associate          [  ]

of the following directors or senior officers of the Company:

(Fill in the name of each director and senior officer which you have the above-mentioned relationship with); and

(q)	should there be any change in any of the information which the Subscriber has provided to the Company prior to the acceptance by the Company of this subscription, the Subscriber will immediately provide such information to the Company by telephone prior to such acceptance and will confirm such information in writing.

7.                 Acknowledgements of the Subscriber

7.1               The Subscriber acknowledges that:

(a)	none of the Shares have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act;

(c)	the Subscriber has received and carefully read this Agreement;

(d)	there is no market for any Shares that may be issued to the Subscriber pursuant to acceptance of this Subscription (in whole or in part) and that no market for such Shares may ever exist;

(e)	the Company is a “private issuer” as that term is defined in the Saskatchewan Act and as such:
(i)	the securities of the Company cannot be transferred without the previous consent of the Company’s Board of Directors expressed by resolution of the Company’s Board of Directors, which consent is at the sole discretion of the Directors; and

(ii)	there are restrictions on the number of shareholders of the Company;
(f)	in addition to any restrictions imposed pursuant to paragraph 7.1(e) above, any transfer, resale or other subsequent disposition of the Shares may be subject to restrictions contained in securities legislation applicable to the holder of the Shares or to the proposed transferee, including, but not limited to, resale restrictions under the 1933 Act, the Saskatchewan Act. The Company is not a reporting issuer in any province or territory of Canada and, accordingly, any hold periods applicable to holders resident in Canada may never expire. As such, the Shares may be subject to restrictions on resale for an indefinite period of time;

(g)	the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Subscribers during reasonable business hours at its principal place of business and that all documents, records and books in connection with the sale of the Shares hereunder have been made available for inspection by the Subscriber, the Subscriber’s attorney and/or advisor(s);

(h)	by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Shares pursuant to this Agreement;

(i)	the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement;

(j)	the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(k)	the Subscriber has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(l)	the Subscriber is outside the United States when receiving and executing this Agreement and is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(m)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase the Shares;

(ii)	that any person will refund the Subscription Proceeds for the Shares other than as provided in this Agreement;

(iii)	as to the future price or value of the Shares; or

(iv)	that the Shares will be listed and posted for trading on a stock exchange, that application has been made to list and post the Shares for trading on a stock exchange, or that application has been made to list and post the Shares for trading on a stock exchange;
(n)	the Subscriber has been advised that the business of the Company is in a start-up phase and acknowledges that there is no assurance that the Company will raise sufficient funds to adequately capitalise the business or that the business will be profitable in the future;

(o)	none of the Shares may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person;

(p)	neither the United States Securities and Exchange Commission nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(q)	no documents in connection with the sale of the Shares hereunder have been reviewed by the Securities and Exchange Commission or any state securities administrators;

(r)	there is no government or other insurance covering any of the Shares;

(s)	the Subscriber understands and agrees that offers and sales of any of the Shares prior to the expiration of a period of one year after the date of original issuance of the Shares (the “Restricted Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

(t)	the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act;

(u)	the Subscriber understands and agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(v)	the Subscriber acknowledges that he or she has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(w)	the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(x)	the issuance and sale of the Shares to the Subscriber will not be completed if acceptance would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company.

8.                 Appointment of Attorney

8.1               The Subscriber hereby irrevocably appoints Terry G. Bowering, a  principal of the Company, as attorney in fact (the “Attorney”) for the Subscriber and authorizes the Attorney as such to make and sign on behalf of the Subscriber and to deliver any and all resolutions or special resolutions of shareholders of the Company which may be deemed necessary by the directors of the Company to provide for change in the Company’s constating documents to enable the Company to offer its shares to the public.

9.                 Legending of Subject Securities

9.1               The Subscriber hereby acknowledges that a legend may be placed on the certificates representing any of the Shares to the effect that the Shares represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

9.2               The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

10.                Resale Restrictions

10.1              The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee.  The Subscriber acknowledges that the Shares have not been registered under the 1933 Act of the securities laws of any state of the United States and that the Company does not intend to register same under the 1933 Act, or the securities laws of any such state and has no obligation to do so.  The Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

11.                Representations May Be Relied Upon

11.1              The Subscriber acknowledges that the representations and warranties contained herein are made by the Subscriber with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Shares under relevant securities legislation.  The Subscriber further agrees that by accepting delivery of the Shares, the Subscriber will be representing and warranting that the foregoing representations and warranties are true and correct as at the delivery of such Shares with the same force and effect as if they had been made by the Subscriber at the delivery, and that they shall survive the completion of the transactions contemplated under this Agreement and remain in full force and effect thereafter for the benefit of the Company for a period of one year.

12.                Representations, Warranties and Covenants of the Company

12.1              The Company represents, warrants and covenants to the Subscriber, that as of the date of this Agreement:

(a)	the Company is a valid and subsisting corporation incorporated under the laws of the state of Nevada.

(b)	this Agreement has been duly authorized by all necessary corporate action on the part of the Company and, subject to acceptance by the Company, constitutes a valid obligation of the Company legally binding upon it and enforceable in accordance with its terms; and

(c)	the representations and warranties of the Company contained in this Agreement shall be true at the time of closing as though they were made at the time of Closing and they shall survive the completion of the transactions contemplated under this Agreement and remain in full force and effect thereafter for the benefit of the Subscriber for a period of one year.

13.                Governing Law

                     This Agreement is to be governed and interpreted according to the laws of the Province of Saskatchewan, Canada. The Subscriber, in its personal or corporate capacity, irrevocably attorns to the jurisdiction of the Province of Saskatchewan, Canada.

14.                Subscription Not Assignable

14.1              This Subscription is neither transferable nor assignable.

15.                Execution

15.1              The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement in accordance with the terms hereof.

16.                Severability

16.1              The invalidity or non-enforceability of any particular provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

17.                Entire Agreement

17.1              Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Company, by the Subscriber or by anyone else.

18.                Costs

18.1              The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

19.                Survival

19.1              This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

20.                Notice

20.1              All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Subscriber shall be directed to the address on page 11 and notices to the Company shall be directed to it at 10 Cedar Meadow Drive, Regina, Saskatchewan, S4X 3J6, Canada, Attention: The President.

21.                Counterparts

21.1              This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

                      IN WITNESS WHEREOF the Subscriber has duly executed this Subscription as of the _______ day of _____________________, 2005.

                                                                                        (Name of Subscriber - type or print)

                                                                                        (Signature and, if applicable, Office)

                                                                                        Address of Subscriber

A C C E P T A N C E

The above-mentioned Subscription is hereby accepted by Allstar Restaurants:

DATED at ____________________, the _________ day of ___________________, 2005.

Allstar Restaurants :

Per:
            _____________________________________________

            Authorized Signatory: Terry G. Bowering
            (Director, President, Chief Executive Officer, and Secretary).

SCHEDULE 1 TO SUBSCRIPTION AGREEMENT

Allstar Restaurants  (Office of the President)
10 Cedar Meadow Drive
Regina, Sask. S4X 3J6
Canada

Registered Corporate Office:

3155 East Patrick Lane, Suite 1
Las Vegas, Nevada  89120-3481
USA

Dear Sirs:

Re:       Allstar Restaurants - Private Placement of Shares

  Delivery - please deliver the Shares to:

  Registration - registration of the Shares should be made as follows:

  (name)

  (address)

  The undersigned hereby acknowledges that it will deliver to Allstar Restaurants all such additional completed forms in respect of the Subscriber's purchase of Shares as may be required for filing with the appropriate securities commissions and regulatory authorities.

     DATED:  ______________________________ , 2005.

     Subscriber Signature                                         Print Name